The Storm of the Century



Twice
Rita
Katrina
EEI Financial

J. Wayne Leonard
Chief Executive Officer
November 6, 2005

Entergy

Safe Harbor

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in these statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and other proceedings at local and federal regulatory agencies, Entergy's ability to manage its operation and maintenance costs, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce tax payments, the effects of litigation and weather, and uncertainties associated with efforts to remediate the effects of Hurricanes Katrina and Rita and recovery of costs associated with restoration including Entergy's ability to obtain financial assistance from governmental authorities in connection with these storms, the outcome of the Chapter 11 bankruptcy proceeding of Entergy New Orleans, Inc. and the impact, if any, of this proceeding on other Entergy companies.

It's always best to start at the beginning



Entergy's Utility Business Model


Best in Class
Utility
Corporate Citizenship (Alignment w/community values and satisfaction w/service)
Clean, reliable and affordable energy delivered safely
Value Drivers
Beliefs

August 26: Forecast for Katrina's 2nd Landfall Shifted 310 Miles to New Orleans

After crossing lower Florida peninsula, Panhandle hit was expected…

Forecast Track on August 26 at 3:00 a.m.



70%
Forecast Track
Aug. 25
ImpactWeather
Aug 26, 2005 0300 CDT
Position: 25.3N 81.4W
Max Wind: 70 G95 MPH
Movement: WSW @ 10 MPH
Tropical Storm Katrina - Forecast Track

HOUR	VALID	LAT	LON	WINDS	GUSTS
0	26 0300	25.3N	81.4W	70	95
6	26 0900	25.3N	82W	75	100
12	26 1500	25.4N	82.6W	80	105
18	26 2100	25.6N	83.3W	90	110
24	27 0300	25.9N	83.9W	95	120
36	27 1500	26.5N	84.7W	105	130
48	28 0300	27.3N	85.5W	110	140
60	28 1500	28.5N	85.9W	115	145
72	29 0300	29.7N	85.6W	115	145
84	29 1500	31.4N	84.6W	70	95
96	30 0300	33.1N	83.1W	35	50

Forecast Track on August 26 at 9:00 p.m.



CAT 4
75%
Aug. 26
Forecast
Track
CAT 5
ImpactWeather
Aug 26, 2005 2100 CDT
Position: 24.7N 83.6W
Max Wind: 105 G135 MPH
Movement: WSW @ 8 MPH
Hurricane Katrina - Forecast Track

HOUR	VALID	LAT	LON	WINDS	GUSTS
0	26 2100	24.7N	83.6W	105	135
6	27 0300	24.7N	84.3W	110	140
12	27 0900	24.8N	85W	115	145
18	27 1500	24.9N	85.7W	120	150
24	27 2100	25N	86.5W	120	150
36	28 0900	25.8N	87.8W	125	155
48	28 2100	26.8N	88.9W	125	155
60	29 0900	28.5N	89.8W	135	165
72	29 2100	30.4N	90.3W	110	140
84	30 0900	33.4N	89.1W	65	90
96	30 2100	36.6N	85.8W	35	55

…but track abruptly moved much farther west.

August 29: Hurricane Katrina Made Its Second Landfall as Strong Category 4

Wind Field Image Map on August 29 at 4:00 a.m.


Louisiana
Mississippi
Alabama
Wind Band (MPH)
046-058
058-069
069-081
081-092
092-104
104-115
115-127
127-138
138-150
150+
CAT 3
CAT 4
CAT 5
Tornado activity within the storm
Mobile, AL
Biloxi, MS
Gulfport, MS
Baton Rouge, LA
New Orleans, LA
115 miles
196 miles
126 miles
Sustained Winds
138-150 mph
46-58 mph

I'll get you my pretty – and your little dog too



August 30: Levees Broke and Floodwaters Inundated New Orleans and Vicinity

Katrina Storm Surge Approaches Entergy's Michoud plant



Photo by Entergy's Michoud plant manager Don McCroskey

Post-Katrina Flooding in New Orleans and Surrounding Areas





Outages Peaked at More Than One Million Customers


Peak Outage Map for Louisiana and Mississippi
Due to Hurricane Katrina
Flooding
Out of Service (Red)
Not Affected (Green)

Summary: Katrina Approaches – Customers Flee – Entergy Responds



1 Katrina hits FL at Category 1
2 Evacuations as Katrina heads towards LA
3 Restoration begins after Hurricane Katrina
3
3
2
1
Friday Afternoon
Friday Morning
Friday Evening

You call that long!
You've only just begun



September 23: Rita Approached Louisiana & Texas as One of the Strongest Storms Ever

Initial landfall hit Texas/Louisiana border as predicted…

Forecast Track on September 23 at 9:00 p.m.



HOUR VALID LAT LON WINDS GUSTS
0 23 2100 28.8N 93.1W 125 155
6 24 0300 29.6N 93.8W 125 155
12 24 0900 30.5N 94.4W 90 120
18 24 1500 31.3N 94.7W 65 90
24 24 2100 32N 94.8W 50 75
36 25 0900 32.5N 94.7W 40 60
48 25 2100 32.8N 94.6W 35 50
60 26 0900 33.1N 94.5W 30 40
72 26 2100 33.4N 94.4W 25 35
80%
CAT 5
Sep 23, 2005 2100 CDT
Position: 28.8N 93.1W
Max Wind: 125 G155 MPH
Movement: NNW @ 11 MPH
ImpactWeather
Hurricane Rita - Forecast Track

Forecast Track on September 24 at 9:00 p.m.



ImpactWeather
75%
HOUR VALID LAT LON WINDS GUSTS
0 24 2100 32.9N 93.9W 35 45
6 25 0300 34.1N 93.5W 30 40
12 25 0900 35.2N 92.8W 30 40
18 25 1500 35.8N 91.9W 25 35
24 25 2100 36.5N 90.2W 25 35
36 26 0900 38.3N 84.8W 25 35
48 26 2100 40.3N 76.9W 25 35
60 27 0900 41.6N 70.4W 25 35
Sep 24, 2005 2100 CDT
Position: 32.9N 93.9W
Max Wind: 35 G45 MPH
Movement: NNE @ 11 MPH
Tropical Depression Rita - Forecast Track

…but tracked northeast after landfall, inflicting damage to all jurisdictions.

September 24: Rita Followed Northeast Path Inflicting Significant Damage to Infrastructure

Peak Outage Map for Hurricane Rita



Load
Transmission Connection Lost
Generation







Outages Spanned 80% of the 114,000 Square Miles of Entergy's Service Territory

Total Outage Map for Both Storms
Due to Katrina and Rita


Service Territory Outages
Square Miles
41,000
79,000
90,000
Katrina
Rita
Both


Outages Cover 80% of Territory

Out of Service (Red)
Not Affected (Green)

Damage from Both Storms Exceeded Anything Entergy Had Ever Experienced

Outages At Peak


Generation Units Offline
18
14
32
Katrina
Rita
Total
Transmission Lines Out
182
344
526
Katrina
Rita
Total
Transmission Substations Out
263
436
699
Katrina
Rita
Total
Distribution Poles Destroyed
17,400
11,500
28,900
Katrina
Rita
Total
Distribution Circuit Miles
28,500
43,800
72,300
Katrina
Rita
Total
Customer Outages (millions)
1.1
0.8
1.9
Katrina
Rita
Total

That's you all over



I'll fight you both together



Each Storm Had Unique Challenges to Address

Unique Challenges

	Hurricane Katrina	Hurricane Rita
Damage	• Flooded natural gas facilities • Severe substation flooding	• Massive damage to transmission system • Generation units damaged and isolated
Restoration Logistics	• Communications knocked out • Gasoline/diesel shortages • Inaccessibility due to flooding • Resources pre-dedicated to Florida • Security threats in New Orleans • Dept. of Energy/Dept. of Homeland Security coordination & reporting	• Three days of rolling blackouts for 142,000 Texas customers • Material shortages following Katrina • Continued coordination with Department of Energy
Employees	• Inoculations for workforce • Corporate HQ evacuated • Employees' homes flooded/destroyed	• Fatigued, exhausted restoration workforce

A hazardous and technically unexplainable journey into the outer stratosphere


STATE
FAIR
OMAHA

Challenges Met and Expectations Exceeded

Restoration
17,500 workers were coordinated, clothed, housed and fed
800 military, state and local law enforcement and armed security officers
For 23 days, 119 MW load served from ERCOT grid for first time
3.2M calls (83% of 1.3M agent handled calls were answered within 30 seconds)

Business Continuity
Leased interim headquarters in Jackson, MS by end of first week after storm
~1,500 employees redeployed to 5 sites; provided housing assistance
300 headquarters employees evacuated for second time from Houston and Beaumont
All functional areas except Nuclear were affected

Critical Functions
All 34 critical IT systems restored in 3 days; all systems within 5 days
Accounts Payable continued to operate despite closed banks
Met payroll on time, wiring manual payments to some evacuated employees
August close delayed only 4 days despite employee dispersion and systems restoration

Employee / Community
Established Power of Hope Fund; close to $4M raised, 3,185 grant applications received
1,552 families accessed property donations in Operation ReStore Hope
53 news releases, 10 news conferences, 700+ interviews, 64,300 ads (TV & radio)

Summary: More Customers Flee – Entergy Responds – Power Restored



4 Evacuations as Rita heads towards LA/TX
5 Restoration begins after Hurricane Rita
6 Restoration complete day 47 after Katrina
5
5
5
4
Thursday Track
Friday Track
Wednesday Track

October 15: Restoration Completed for Customers Who Can Take Service



Hurricanes Katrina and Rita Restorations
Outage Profile by Restoration Days; thousands
Return to Service Customers
Extended Outage Customers
Katrina Landfall
Rita Landfall
85% Restored*
Oct. 15
Day 14
Day 38
Day 47
1,200
1,000
800
600
400
200
0
LF 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46
Landfall

*Percent of customers who can take power ("Return to Service Customers").

You killed her



And Then The Verdict Came In

"Despite the obstacles, Entergy, the USA's No. 3 electric utility, has, by most accounts, exceeded expectations by restoring power in just about a week to most of the 1.1 million homes and businesses that lost it."

--USA Today

"Entergy has really been out there working hard and they're helping."
--Former President Clinton, on CNN

"Entergy, which was based in New Orleans and is coping with the evacuation of thousands of employees even as it races to restore service, has been given high marks for its initial response."

--The New York Times

"Entergy has been absolutely incredible. It is hard to believe that they have brought us this far back toward normalcy in two weeks."

--Dr. Walter Maestri,
Jefferson Parish EOC, on WWL-TV

"Your crews have done a tremendous job. Keep up the good work."
--WDSU-TV, New Orleans

"And now power is slowly returning to Entergy customers in Lake Charles. That power is returning because of the hard work of some 1,500 utility workers from all across the country."

--KPLC-TV, Lake Charles, LA

"In some respects, Entergy has never performed better."
--The New York Times

She got quite a bump on the head



Financial Aftermath Requires Comprehensive Financing Strategy

Entergy Financing Requirements

Corporate Financing Strategy

Cash Requirements

- Restoration costs, fuel payments and "normal" operations
- Unproductive cash usage leads to lower returns

Credit Rating

- Determinant of capital costs
- Downgrade can lead to higher cash requirements and lower liquidity

Liquidity

- Capacity needed to sustain event-driven cash requirements (e.g., 2σ market movement or downgrade below investment grade)
- Lack of liquidity leads to lower credit ratings and higher cash requirements

Majority of Restoration Costs Will Be Paid in 2005


Restoration Costs
$M
Estimated Timing of Costs
%
2006
20%
2007
5-10%
2005
70-75%
394-542
355-415
75-90
260-325
16-28
1,100-1,400
Rita
Katrina
EGSI
ELI
EMI
ENOI
Other
Total

An Estimated 123,000 Will Be Unable to Accept Service for an Extended Period

Customers Affected by Floodwaters


Lake Pontchartrain
17th Street Canal
London Ave. Canal
Industrial Canal
Orleans Network 23,000
Lakeview
City Park
610
N.O. East
Intracoastal waterway
510
10
East Orleans Network 64,000
Mid-City
Chalmette Network 30,000
9th Ward
St. Bernard Parish
90
Mississippi River
Superdome & Entergy Headquarters Building
West Bank Network (not depicted) 6,000
Levee Breeches



Revenue Impact at ENOI and ELI Extends Beyond 2005

Entergy New Orleans, Inc.
Extended Outage Customers


87,000
$147M
Number of Customers
Estimated 06 Non-Fuel Electric and Gas Revenues

Entergy Louisiana, Inc.
Extended Outage Customers


36,000
$24M
Number of Customers
Estimated 06 Non-Fuel Electric Revenues, Net*

**Includes offsets for estimated gains in the remainder of ELI's service area.*

Rising Commodity Prices Have Implications for Both Utility and Nuclear

NYMEX Monthly Gas Forward Contracts
05-10; $/MMBtu



2.2σ price movement in one year
16
12
8
4
Oct 2005
Jan 2005
$7.38
$2.55
05
06
07
08
09
10

Utility Deferred Fuel Balance
4Q04-3Q05; $M



86
21
224
554 *
4Q04
1Q05
2Q05
3Q05

Collateral for Commodity Contracts
4Q04-3Q05; $M



593
699
923
1,681
4Q04
1Q05
2Q05
3Q05

*Reflects the deconsolidation of ENOI.

Rating Agencies Responded to Financial Uncertainties Spurred by Storms

Post-Storms Rating Agency Actions

		Before Storms		After Storms	
Agency	Opco	Rating*	Outlook	Rating*	Outlook
S&P	ETR	BBB	Stable	BBB	Watch Negative
	EAI	A-	Stable	A-	Watch Negative
	EGSI	BBB+	Stable	BBB+	Watch Negative
	ELI	A-	Stable	A-	Watch Negative
	EMI	A-	Stable	A-	Watch Negative
	ENOI	A-	Stable	D	
Moody's	ETR	Baa3	Stable	Baa3	Stable
	EAI	Baa1	Stable	Baa1	Stable
	EGSI	Baa3	Stable	Baa3	Review for Possible Downgrade
	ELI	Baa1	Stable	Baa1	Stable
	EMI	Baa2	Stable	Baa2	Stable
	ENOI	Baa2	Stable	Caa1	Watch Developing
Fitch	ETR	N/A	N/a	N/A	N/A
	EAI	BBB+	Stable	BBB+	Outlook Negative
	EGSI	BBB	Stable	BBB	Outlook Negative
	ELI	BBB+	Stable	BBB+	Outlook Negative
	EMI	BBB+	Stable	BBB+	Outlook Negative
	ENOI	BBB	Stable	CCC	Watch negative

*Ratings shown are for First Mortgage Bonds except for ETR, where rating shown is corporate unsecured rating.

Financing Plan Is Consistent With Entergy's Financial Strategy and Aspirations

Financial Strategy Principles

Principle	Description
Balance Sheet Optimization	Align leverage (including debt, guarantees and contractual obligations) with business risk profile
Financial Flexibility	Ensure cash is available to maintain liquidity/pursue growth

I do believe in spooks, I do, I do



You're confusing courage with wisdom


COURAGE

Financing Plan Provides Cash for Restoration Costs and a Liquidity Cushion

Financing Plan Drivers

Immediate cash needs for:
- Storm restoration costs
- Incremental losses
- Higher deferred fuel balances


Cash Requirements
Corporate Financing Strategy
Credit Rating
Liquidity

Considerations:
- Agency actions
- Level of debt in capital structure

Liquidity needs for:
- Increased collateral for Entergy Nuclear
- Capacity for 2σ event

Financing Plan Consists of Debt and Equity-Linked Securities


Financing Plan Sources
$B
Up to 1.5
0.5 to 1.0
Up to 0.5
2.5 to 3.0
Up to 0.3
Entergy Corporation Credit Revolver
Equity-Linked Securities
New Debt at Operating Companies
Total
Parent Funding to EGSI

Recovery Initiatives Support Unwinding of Financing Plan

Storm Restoration Cost Recovery Initiatives

Insurance	Federal Assistance
Regulatory	Securitization

Property Insurance
Will Cover a Portion of the Losses

Non-nuclear Property Insurance

Item	Description
Coverage	Up to $400M per occurrence $20M deductible per occurrence
Party	Utility property insured on system-wide basis
Covered Property	Generating stations, substations, gas distribution-related properties, owned and leased facilities and inventories of insured properties
Excluded Property	Above-ground transmission and distribution lines, poles, towers and the devices attached to them
Current Status	Adjusters are reviewing damages in affected areas; timing of payments could extend through 2007

Estimated Restoration Costs
% by type


Distribution
60%
Transmission
20%
Generation
5%
Gas
10%
Other
5%

Total = $1.1-1.4B

Legislative Relief is Critical to Protect Customers from Severe Cost Burden

Potential Legislative Assistance

Option	Description	Funded by	Prec-edent?
Community Development Block Grants	Provides relief to investor-owned utilities for restoration costs and incremental losses	HUD	Yes
Tax Incentives	Allows companies affected by Katrina to carry back certain losses for federal tax purposes	Department of Treasury	Yes
Stafford Act	Provides relief to investor-owned utilities for uninsured transmission and distribution restoration costs	FEMA	No
Utility Stabilization Act	Provides for relief to investor-owned utilities for restoration costs and incremental losses (if load <80% of pre-storm load through end of 2007)	Directly by President through DOE	Yes with Airlines
Securitization	Reduces rate impact of recovering storm restoration costs by spreading recovery over 10-15 years and utilizing low-cost financing sources	Capital markets following legislation	Yes (other states)

Look Emerald City is closer and prettier than ever



Bring back the broomstick of the wicked witch



Local Regulators Have Expressed Support for Recovery of Prudently Incurred Costs

Louisiana Public Service Commission

"…Commission must permit the affected utilities to recover all prudently incurred and reasonable restoration costs not otherwise recovered…"

–LPSC Resolution, Oct. 19, 2005

Public Utility Commission of Texas

At its October 28 Open Meeting, the Commission moved to initiate a proceeding that will allow EGSI Texas to prove up its storm costs and indicated its unanimous intent to allow reasonable and prudent costs, as offset by other funding sources, to be recovered in due time.

–PUCT Open Meeting, Oct. 28, 2005

Mississippi Public Service Commission

"…restoration of service following Hurricane Katrina was an exceptional effort indicative of a sound and prudently executed disaster plan…" "…Commission… will be fair and reasonable in providing rate relief…"

–Letter, Sep. 22, 2005

City Council of New Orleans

"…Our commitment to our citizens and Entergy is to provide total support and assistance to maintain ENO and Entergy Corporation as viable entities in New Orleans…"

–Letter, Sep. 19, 2005

Aggressive Action Plan Established to Pursue Recovery Over Next 15 Months

Projected Timeline of Action on Recovery Initiatives

	4Q05	1Q06	2Q06	3Q06	4Q06
Insurance	Complete loss valuation	*Funding may begin shortly thereafter*			
Legislation Federal	Action by Congress	*Funding may begin shortly thereafter*			
Securitization Mississippi		State action	Implement		
Texas			State action		Implement after 2006
Louisiana			State action	Implement	
Regulatory CNO* LPSC* MPSC* PUCT		Request regulatory recovery			Goal to begin collecting recovery

*FRP mechanisms may offer alternative for regulatory recovery.

ENOI – That's a horse of a different color



Too much money, not enough people

ENOI Recovery Cycle

Illustrative



Rate
$/KWh
Problematic Without
Load today = 34%
3
3. Extended Outage Customers
CCNO: 140% Increase*
4. Federal governmental assistance & insurance
4
5. Customers return?
2. Storm costs
2
5
Doable
1
1. Pre-Katrina
Numerator
Denominator
0
0%
50%
100%
Pre-Katrina Load

*City Council of New Orleans' letter, Oct. 19, 2005

Interrelated Factors Will Shape ENOI's Future – All Options Are Being Considered

Key Factors in ENOI Bankruptcy Process

Outcome of Today's Uncertainties

Includes:

- Regional economic recovery
- Repopulation of city
- Utility service level desired and ability to pay for it
- Insurance proceeds
- Federal assistance
- Regulatory recovery mechanisms

→

Determines Rate Levels

Factors:

- Number of customers and load
- Cost structure of business
- Sustainable capital structure

→

And Shapes ENOI's Exit from Bankruptcy

Outcomes:

- Entergy operates ENOI
- Entergy sells ENOI
- ENOI municipalized

Is this justice? The best we can do?



"We are deeply concerned that if assistance does not reach Entergy New Orleans in time, the company will be forced from Chapter 11 to Chapter 7..." -CCNO, Oct. 19, 2005

Resolution of Uncertainties Offers Clarity for Optimal Capital Deployment Tactics

Key Questions
What is Entergy's optimal capital structure?
Does Entergy have excess capital to deploy?
What are the investment hurdles?
What is the impact of a specific investment on Entergy's overall risk profile?
Is Entergy stock a good investment?
What are investor preferences relative to the dividend?

Capital Deployment Tactics

- Make an investment
- Repurchase shares
- Increase dividends
- Pay down debt

Entergy's Nuclear Business Model


Best in Class
Nuclear
Margin
Clean, reliable and affordable energy delivered safely
Value Drivers
Beliefs

Nuclear Business Strategy Is Simple: Make Money on the Spread

Illustrative

Entergy Nuclear Price-Cost Spread
99-05E+; $/MWh



120
100
80
60
40
20
0
99
00
01
02
03
04
05E+
Revenue
Operating Cost
Spread
+ Market
+ Contract
+ Inflation
Price Management Strategies
Cost Management Strategies

Hedge Strategy Is in Place to Manage Price Risks

Hedging Strategy Components



2
Market Risk Measurement & Limits
1
Objectives & Targets
3
Credit Risk Measurement & Limits
4
Monitoring & Reporting

Sets sold forward and product mix targets; tracks market, credit and related operational and process risks – including Value-at-Risk (VaR) metrics

Sets policy standards based upon company, industry and capital market dynamics

Evaluates liquidity, credit exposure, counterparty concentration and collateral thresholds

Incorporates governance into the review / approval requirements for nuclear contracts

Although Re-Contracting Has Tracked Higher Prices, Market Continues to Run

Illustrative

2007 Northeast Power Prices
3Q03-3Q05; $/MWh



90
70
50
30
Significant Contracting
Market Price
Contracted Price
3Q03
1Q04
3Q04
1Q05
3Q05

2007 Northeast Sold Forward
3Q03-3Q05; % of Planned Generation



27
49
51
72
73
3Q03
1Q04
3Q04
1Q05
3Q05

2007 Projected Energy Revenues
Prices at 3Q03 vs. 3Q05; $B



42%
1.2
1.7
Open
Sold
3Q03
3Q05

Nuclear Cost Strategy Aims to Align Costs With Industry Median

Production Cost
97-04; $/MWh



Northeast Fleet
Southern Fleet
06 Goal: $19/MWh
Acquisitions*
Northeast Fleet – CAGR Down 7%
40
30
20
10
0
33
17
20
15
97
98
99
00
01
02
03
04

U.S. Nuclear Industry Production Cost
3-year rolling 97-03; $/MWh



Median
Top Quartile
CAGR Down 2-3%
30
20
10
0
19
16
16
14
95-97
96-98
97-99
98-00
99-01
00-02
01-03

*Entergy Nuclear's northeast fleet production cost prior to the acquisition date based upon published reports.

Though Storms Have Taken Center Stage, Operational Initiatives Remain in Focus



ANO Unit 1 Construction Project

- Refueling outage began October 4
- Ended a record – setting run of 472 days – bettering its previous record set in 2001-2002
- Vessel head and steam generators replacement underway



Grand Gulf & VY Refueling Outages

- Grand Gulf's refueling outage ended on October 18
- 30 days
- Vermont Yankee's refueling outage began October 22



Vermont Yankee 95 MW Uprate

- Draft NRC Safety Evaluation Report received
- Conditions acceptable to Entergy
- Hearings scheduled for November and December
- 1Q06 expected implementation

New Nuclear Plant Growth Initiative Advanced in September

Significant Milestone Reached In Advancement of New Nuclear

8/8 Energy Policy Act of 2005 provides incentives for construction and operation of new nuclear construction and operation

9/22 NuStart announced it had selected Grand Gulf for one of two sites to pursue COL

Entergy is separately pursuing Early Site Permit for Grand Gulf

9/22 Entergy announced it will also pursue COL at River Bend site

10/21 NRC approves safety evaluation of Early Site Permit at Grand Gulf

NuStart Energy[sm]

NuStart – a consortium of 11 industry leaders – was formed to obtain the first construction and operating license (COL) from the NRC in 30 years for two sites and develop two technologies anyone could build.


New NRC Licensing Process
Early Site Permit*
Combined License*
Design Certification*
Construction
Construction Acceptance Criteria*
Operation
*Public comment opportunity

The Future


PROFESSOR
MARVEL
ACCLAIMED BY
The CROWNED HEADS of EUROPE
LET HIM READ YOUR PAST - PRESENT & FUTURE IN HIS CRYSTAL
?

Long-term Aspirations Are Intact – Timing Is Linked to Resolution of Key Issues

Key Events That Will Shape Entergy's Future Direction

Utility	Federal legislative assistance for storm costs
	Regulatory storm recovery strategy and proceedings in LA, MS and TX
	Property damage insurance settlement
	Regional economic recovery and rebuilding; N.O. repopulation
Nuclear	Commodity prices on unsold position
	Operating record and costs at nuclear plants

Long-Term Aspirations

EPS Growth	5-6% annual growth over the long term
Returns	9% ROIC
Credit Metrics	< 50% net debt to net capital
Credit Rating	Continuous improvement in ratings and business profile position
Dividends	Targeting top - quartile dividend growth

I don't know. Some people without brains do an awful lot of talking. Don't they?



Poor little kid.
I hope she makes it home all right.


MAR
CROW
HEADS

Oh no dear. I am a very good man.
I'm just a very bad wizard.



Oh joy, rapture, I've got a brain



Shucks folks, I'm speechless


COURAGE

Hearts will never be practical until they can be made unbreakable… But I still want one.



There's no place like home



Everything I wanted was in my own back yard…if I wanted it hard enough



We kinda thought there for a minute she was gonna leave us



CORPORATE TARGETS
THEN A MIRACLE HAPPENS

You Can Count on Entergy



-- The Clarion-Ledger

Go Away



Appendix



Appendix: More Quotes

"They are no strangers to electrical disasters. But, Katrina, they say, is a different monster… Entergy Corporation needs help restoring power to over a million customers. It's going to be something else." --KENS-TV, San Antonio

"Thousands and thousands of Entergy and different power companies all around the country are here or on their way here. This electrical grid is pretty much going to have to be rebuilt." --Fox News Channel

"How is it that Entergy has performed so magnificently in this crisis while the government at all levels - federal, state and local - has done so poorly?" --Bill W. Hornaday, Arkansas Democrat-Gazette, Little Rock

"Entergy is doing a fantastic job under incredible circumstances." --Pulitzer Prize-winning energy historian Daniel Yergin, on CNBC

"Entergy workers made their first foray into New Orleans to begin the gargantuan task of assessing the damage to the city's electrical system. Their arrival was a glimmer of encouragement in the vista of despair." --The Times-Picayune, New Orleans

"I don't know what type of corporate award, Entergy, we can give you at CNBC, but we are giving you a symbolic one. . . . ." --CNBC

"Unprecedented back-to-back storms! I can't even imagine how you [Entergy] are getting through all this." --CNN

"In some respects, Entergy has never performed better." --The New York Times